                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest reported) March 31, 2004


                        Diamond Triumph Auto Glass, Inc.
             (Exact name of registrant as specified in its chapter)

             Delaware                         333-33572                       23-2758853
---------------------------------     --------------------------    ------------------------------
 (State or other jurisdiction of       (Commission File Number)      (IRS Employer Identification
         incorporation)                                                          No.)





           220 Division Street                            18704
         Kingston, Pennsylvania               ------------------------------
  ---------------------------------                     (Zip Code)
   (Address of principal executive
               offices)


Registrant's telephone number, including area code (570) 287-9915



       -------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 9.     REGULATION FD DISCLOSURE.

On March 31, 2004, Diamond Triumph Auto Glass, Inc. issued a press release announcing its operating and financial results for the year ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.6 and is incorporated herein in its entirety by reference.

The information furnished in this Item 9 (which is being furnished under Item
12) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS. Except for historical information contained in the press release attached as an exhibit hereto, the press release contains forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements.

ITEM 12.    RESULTS OF OPERATION AND FINANCIAL CONDITION.

See Item 9.



EXHIBIT INDEX

Exhibit 99.6 Press Release of Diamond Triumph Auto Glass, Inc. announcing its operating and financial results for the year ended December 31, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DIAMOND TRIUMPH AUTO GLASS, INC.
                                       (Registrant)



                                        /s/ Michael A. Sumsky
                                       -----------------------------------------
                                       (Signature)

                                            Michael A. Sumsky
                                       -----------------------------------------
                                       (Name)

                                            President - Chief Financial Officer
                                       -----------------------------------------
                                       (Title)



Date  March 31, 2004
      ---------------------------------